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                                                                EXHIBIT 10.18(a)

           TERMINATION OF RECEIVABLES FUNDING AND SERVICING AGREEMENT

                  TERMINATION OF RECEIVABLES FUNDING AND SERVICING AGREEMENT dated as of March 26, 1996 among Carlisle Plastics, Inc. (the "Servicer"), Carlisle Plastics Funding Corporation (the "Borrower"), Redwood Receivables Corporation (the "Lender") and General Electric Capital Corporation (the "Operating Agent").

                  WHEREAS, the Servicer, the Borrower, the Lender and the Operating Agent are parties to a Receivables Funding and Servicing Agreement dated as of April 14, 1994 (as amended, the "Funding Agreement"), such parties have executed, as of the date hereof, a Receivables Purchase and Servicing Agreement and such parties desire to terminate the Funding Agreement.

                  THE PARTIES AGREE AS FOLLOWS:

                  SECTION 1. Definitions. All capitalized terms used herein, unless otherwise defined, are used as defined in the Funding Agreement.

                  SECTION 2. Termination of Funding Agreement. The Funding Agreement is terminated effective as of the date hereof.

                  SECTION 3. Counterparts. Delivery of an executed counterpart of a signature page to this Termination by facsimile shall be effective as delivery of a manually executed counterpart of this Termination. This Termination may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Termination to be duly executed by their respective authorized officers as of the day and year first above written.

                                     CARLISLE PLASTICS, INC.
                                     as Servicer

                                     By: /s/ PATRICK J. O'LEARY
                                        ----------------------------------------
                                     Title: Chief Financial Officer
                                           -------------------------------------
                                     Name: Patrick J. O'Leary
                                          --------------------------------------

                                     CARLISLE PLASTICS FUNDING
                                     CORPORATION, as Borrower

                                     By: /s/ PATRICK J. O'LEARY
                                        ----------------------------------------
                                     Title: Chief Financial Officer
                                           -------------------------------------
                                     Name: Patrick J. O'Leary
                                          --------------------------------------

                                     REDWOOD RECEIVABLES CORPORATION,
                                     as Lender

                                     By: /s/ CATHARINE L. MIDKIFF
                                        ----------------------------------------
                                     Title: Assistant Secretary
                                           -------------------------------------
                                     Name: Catharine L. Midkiff
                                          --------------------------------------

                                     GENERAL ELECTRIC CAPITAL CORPORATION,
                                     as Operating Agent and Collateral Agent

                                     By: /s/ THOMAS E. JOHNSTONE
                                        ----------------------------------------
                                     Title: VP - Commercial Finance, Inc.
                                           -------------------------------------
                                     Name: Thomas E. Johnstone
                                          --------------------------------------